Item 1: Report to Shareholders

Developing Technologies Fund	December 31, 2006

The views and opinions in this report were current as of December 31, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Technology stocks rallied in the second half of the year as investors grew more optimistic that the Federal Reserve has been able to successfully guide the domestic economy to a "soft landing." A confluence of other positive factors also helped the U.S. markets in the second half, including decelerating inflation, lower energy prices and, in contrast to 2005, a benign hurricane season. The seasonal pattern of technology stocks appreciating in the second half of the year played out for the seventh year of the last eight. Unfortunately for technology investors, the pattern of technology stocks underperforming the returns of the general stock market also continued. Technology stocks have underperformed the general market in five of the last six years as value stocks dominated the market. For the second year in a row, small-cap growth stocks, measured by the 13.4% return of the Russell 2000 Growth Index, also underperformed large-cap stocks, as measured by the 15.8% return of the S&P 500.

The Developing Technologies Fund focuses its investment program on attractive small-cap technology stocks: 95% of the fund’s assets are invested in information technology stocks, and 66% of the fund’s holdings are classified as having small or micro capitalization. Despite the fund’s concentration on underperforming smaller-cap growth companies, the fund managed to outperform the Lipper Science and Technology Funds Index in 2006. The fund’s relative performance was better in the first half of the year than in the second half, as shown in the Performance Comparison table. Due to the fund’s emphasis on smaller-cap stocks, our fund did not benefit from the strong appreciation of larger-capitalization stocks like Cisco Systems, Hewlett-Packard, and IBM. However, we continue to believe that small-cap technology companies are generating more growth and innovation than the larger-caps and that over the longer term the fund will benefit from owning the faster-growing and more innovative companies.

HIGHLIGHTS

  U.S. equity markets approached or set new records, and technology stocks were able to rally in the second half of the year.
  For the year, the fund posted a solid gain that beat its Lipper peer group, but tech stocks continued to lag the broad market.
  The release of much delayed, yet much anticipated, new generation software programs and gaming systems should help technology stocks this year.
  We believe that the healthy global economy will provide strong support for the product and secular technology trends that are under way.

MARKET ENVIRONMENT

Technology stocks started 2006 strongly but gave up all of the early year gains during the difficult late spring and early summer. Anticipating an easing of U.S. monetary policy in 2007, investors regained confidence in the late summer months, and the markets climbed. The prospect of lower interest rates, supplemented by economic data that showed a healthy, albeit slowing, U.S. economy that was able to survive a two-year series of interest rate increases without a recession, boosted some market indexes to record or near-record levels. It is worth noting that although interest rates have increased significantly from the lows of 2003–2004, they remain at historically low levels.

Technology stocks rebounded in the second half with the general market. Underscoring the short-term orientation of many investors, technology stocks responded positively to data indicating that holiday sales of consumer technology products were strong and would absorb some of the bloated inventory levels that had held back technology fundamentals earlier in the year. Investors also gained confidence that some of the delayed technology products were on target for delivery in late 2006 or early 2007. For example, Microsoft released its much heralded and much delayed new operating system, Vista, to corporate users in the fourth quarter and has scheduled the release of the consumer version in the first quarter of 2007. Sony and Nintendo brought to market their new video gaming platforms, whose releases had been pushed back from earlier in the year. Yahoo! appears poised to release its delayed new advertising platform early this year. While postponing the release of these much-anticipated products hurt the performance of technology stocks in 2006, the introduction of these product cycles should have a positive influence on their direction in 2007. (Please refer to the fund’s portfolio of investments for a complete listing of our holdings and the amount each represents in the portfolio.)

PORTFOLIO REVIEW

The fund’s top contributors in 2006 were electronic commerce enablers Digital River and Liveperson, nanotechnology equipment provider FEI Corporation, and semiconductor equipment providers Ultra Clean Holdings and Cymer. We believe owning companies that provide services and products that enable customers to sell products over the Internet represents a great growth opportunity. The fund continues to own significant positions in Digital River and Liveperson, as well as FEI Corporation, which ended 2006 as the fund’s largest holding. We believe that FEI is well ahead of any competitor in providing cutting-edge products. FEI is also in the early stages of a very strong product cycle with the introduction of its Titan electron microscope. Ultra Clean Holdings and Cymer were good stocks for the fund, but late last year we became concerned about the weakening state of semiconductor equipment spending, so we eliminated Ultra Clean and trimmed our position in Cymer.

From a sector perspective, semiconductors were the largest positive contributor to the fund. A large position in Integrated Device Technologies worked well. The stock remains one of our top-five holdings because we see multiple product cycles over the next couple of years in servers, gaming platforms, and broadband communications that should drive margin expansion and result in improved earnings per share. Memory chip maker Spansion was the second-best semiconductor investment in 2006. The fund also benefited from opportunistically selling positions in Silicon Laboratories and On Semiconductor during the peaks and buying them back during the troughs.

The largest detractors from the fund’s 2006 performance were telecom equipment maker Juniper Networks, Internet holdings in Marchex and Yahoo!, digital media equipment provider Avid Technology, and biometric equipment provider Cogent. We did a poor job recognizing Juniper’s loss of market share in 2006, and the fund suffered accordingly. However, we remain believers in Juniper’s technology, and we are optimistic that new products will allow it to compete more effectively in 2007. Our thesis on Marchex has yet to play out. We believe the company has one of the more compelling lineups of products that could benefit from the growth of local online advertising dollars, but the market is developing far slower than we had anticipated. Yahoo! suffered in 2006 from the delay in the company’s Panama advertising platform and its loss of market share in the online search business to Google. We eliminated Yahoo! from the portfolio. Avid has been the fund’s most disappointing investment. We think that Avid has the best group of products that enable customers to create, edit, and deliver video and audio content digitally, but continued poor execution has the stock deservingly stuck in a low trading range. We are maintaining our position in Avid because we believe its good products will eventually lead to strong fundamental performance, but we are growing frustrated. Finally, Cogent is suffering because of delays in government commitments to major security projects throughout Europe and the United States.

Software was the worst-performing sector for the fund in 2006. Strong performances from Vocus, THQ, and Filenet could not offset poor investments in Cogent, NAVTEQ, and Red Hat. The issues with Cogent were discussed above. We went into 2006 very excited about our investment in NAVTEQ, which writes software for the maps used in automobile and hand-held navigation systems, but investor confusion around management’s strategy has caused the stock to sell off. We believe that NAVTEQ sells the best digital map for portable navigation devices, one of the fastest-growing consumer electronics products. We took advantage of poor performance to add to our holdings in Red Hat. The company is the top provider of the Linux operating system but is under competitive assault from Oracle and Microsoft/Novell. Although we have grown more cautious on Red Hat, we felt the stock sold off too much in the early part of the fourth quarter in response to new product announcements from its larger competitors.

Heading into 2007, the fund remains broadly diversified across the principal segments of the technology sector. As of December 31, 2006, software represented 36% of the fund, semiconductors 22%, media 10%, hardware and telecom equipment 20%, and the remaining 12% split among services, medical technology, and alternative energy stocks. Relative to one year ago, the fund has reduced its position in semiconductors by 10 percentage points and increased the position in media by nine percentage points. The fund has also reduced its allocation to telecom services and increased the weighting of telecom equipment stocks.

We believe that successfully investing in the technology sector involves correctly identifying product and technology adoption cycles and investing in companies that offer the best products or are well positioned to take advantage of the growth opportunities related to these cycles. As we have highlighted in past letters, there are several major longer-term cycles within technology that we think offer compelling investment opportunities. Digital media is replacing analog in consumer devices, online advertising is quickly emerging from its infancy and becoming a major marketing media, subscription-based software is gaining popularity with companies that used to purchase their enterprise software systems, and broadband distribution is proliferating in the wireline and wireless universes. We have positioned the portfolio to take advantage of these longer-term secular growth cycles and expect to continue to address them in future letters.

Many of our recent purchases have centered around these cycles. For example, the fund added two online/Internet advertising agencies this year: 24/7 Real Media and Aquantive. These companies provide products and services that enable their customers to effectively design digital advertising campaigns as well as tools to analyze the returns on the advertising dollars spent. 24/7 Real Media and Aquantive are poised to take advantage of the worldwide proliferation of digital advertising. Within the broadband communications theme, the fund initiated a position in Optium, a provider of optical components used to enable high-speed communications. The fund also increased its positions in PMC-Sierra and Conexant Systems, providers of broadband communication semiconductors. We believe the increased use of video over the Internet, as well as the general increase in online digital content, will require more investments in the infrastructure needed to support content distribution.

OUTLOOK

We believe that the healthy global economy will provide strong support for the product and secular technology trends that are under way. In addition, after years of price/earnings multiple compression and underperformance compared with the general market, technology stocks are poised to benefit from better fundamentals and from valuations that are in line with the general market. We also see a resolution of the options backdating issues that plagued technology stocks in 2006. Positive returns for our fund largely depend on a successful introduction of the Vista operating system, continued consumer adoption of digital media, and a migration of commerce and advertising to online channels. Although we are excited about the fundamental impact these trends should have on technology demand, we are aware that technology stocks historically have underperformed in the first half of the calendar year. We also are cognizant that a large segment of investors in technology stocks have a shorter-term investment horizon than ours. Should economic data weaken in the near term, technology stocks are likely to be volatile.

As always, we appreciate your continued support.

Respectfully submitted,

Jeffrey Rottinghaus
President of the fund and chairman of its Investment Advisory Committee

January 16, 2007

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

As with all stock and bond mutual funds, a fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Technology stocks, historically, have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful and may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

GLOSSARY

Lipper index: An index of mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

Price/earnings ratio: Calculated by dividing a stock’s market value per share by the company’s earnings per share for the past 12 months or by expected earnings for the coming year.

S&P 500 Stock Index: A market-cap weighted index of 500 widely held stocks often used as a proxy for the overall stock market. Performance is reported on a total-return basis.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses

The first line of the following table ("Actual") provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments †

(Cost and value in $ 000s)

	Shares	Value
COMMON STOCKS 96.5%		
ENERGY 0.3%		
Energy Related 0.3%		
First Solar (1)	4,100	122
Total Energy		122
HARDWARE 13.3%		
Enterprise Hardware 13.3%		
Avid Technology (1)	27,000	1,006
BTU International (1)	60,000	588
FEI (1)	70,000	1,846
Harman International	11,500	1,149
Isilon Systems (1)	1,200	33
National Instruments	17,000	463
Orbotech (1)	27,000	687
Rackable Systems (1)	22,000	681
Total Hardware		6,453
HEALTH CARE 2.3%		
Healthcare Services 0.5%		
Gen-Probe (1)	5,000	262
		262
Medical Devices 1.8%		
NxStage Medical (1)	24,200	203
Respironics (1)	7,000	264
Senomyx (1)	31,500	409
		876
Total Health Care		1,138
IT SERVICES 1.0%		
IT Services 1.0%		
Equinix (1)	4,000	303

Exlservice Holdings (1)	8,900	187
Total IT Services		490
MEDIA 9.5%		
Gaming 2.0%		
WMS Industries (1)	27,000	941
		941
Internet 7.5%		
CNET Networks (1)	81,500	741
Digitas (1)	28,800	386
LivePerson (1)	235,000	1,229
Marchex, Class B (1)	47,000	629
The Knot (1)	25,000	656
		3,641
Total Media		4,582
SEMICONDUCTORS 22.2%		
Analog Semiconductors 3.3%		
AMIS Holdings (1)	13,500	143
Intersil Holding, Class A	25,000	598
Semtech (1)	65,000	849
		1,590
Digital Semiconductors 14.4%		
Conexant Systems (1)	385,000	785
Integrated Device Technology (1)	105,000	1,626
ON Semiconductor (1)	110,000	833
PMC-Sierra (1)	220,000	1,476
Silicon Laboratories (1)	15,000	520
Spansion, Class A (1)	42,000	624
Xilinx	47,000	1,119
		6,983

Semiconductor Capital Equipment 4.5%		
Cymer (1)	8,000	352
Entegris (1)	75,000	811
Mattson Technology (1)	35,800	334
MEMC Electronic Materials (1)	17,000	665
		2,162
Total Semiconductors		10,735
SOFTWARE 36.2%		
Applications Software 17.3%		
aQuantive (1)	35,000	863
Bottomline Technologies (1)	55,000	630
Digital River (1)	13,000	725
LookSmart (1)	200,000	892
NAVTEQ (1)	27,500	962
RightNow Technologies (1)	50,000	861
Ultimate Software Group (1)	33,000	767
Verint Systems (1)	32,000	1,097
WebSideStory (1)	81,700	1,034
Wind River Systems (1)	55,000	564
		8,395
Consumer Software 1.6%		
DIVX (1)	9,311	215
Take-Two Interactive Software (1)	32,000	568
		783
Enterprise Software 0.7%		
Sunpower (1)	9,000	335
		335
Infrastructure Software 2.1%		
Red Hat (1)	45,000	1,035
		1,035

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Developing Technologies Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on August 31, 2000. The fund seeks to provide long-term capital growth.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $9,000 for the year ended December 31, 2006. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held less than 90 days to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the fund’s semi-annual period, June 29, 2007.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 ("FAS 157"), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning January 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $42,046,000 and $40,030,000, respectively, for the year ended December 31, 2006.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

There were no distributions in the year ended December 31, 2006. At December 31, 2006, the tax-basis components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. During the year ended December 31, 2006, the fund utilized $2,907,000 of capital loss carryforwards. As of December 31, 2006, the fund had $5,764,000 of capital loss carryforwards, which expire in 2010.

For the year ended December 31, 2006, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to the current net operating loss. Results of operations and net assets were not affected by these reclassifications.

At December 31, 2006, the cost of investments for federal income tax purposes was $47,012,000.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries, which is payable prior to repatriation of sale proceeds. Similarly, a tax on net profits, including interest income and realized and unrealized capital gains, is imposed by certain other countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At December 31, 2006, the fund had no taxes payable attributable to foreign securities, no deferred tax liability attributable to foreign securities, and $36,000 of foreign capital loss carryforwards, that expire in 2014.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.60% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2006, the effective annual group fee rate was 0.31% .

The fund is also subject to a contractual expense limitation through April 30, 2009. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.50%. The fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than April 30, 2011. Pursuant to this agreement, management fees in the amount of $73,000 were waived during the year ended December 31, 2006. Including these amounts, management fees waived in the amount of $273,000 remain subject to repayment at December 31, 2006.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2006, expenses incurred pursuant to these service agreements were $65,000 for Price Associates, $105,000 for T. Rowe Price Services, Inc., and $5,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the year ended December 31, 2006, dividend income from the T. Rowe Price Reserve Funds totaled $53,000, and the value of shares of the T. Rowe Price Reserve Funds held at December 31, 2006, and December 31, 2005, was $1,670,000 and $1,107,000, respectively.

As of December 31, 2006, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 668,465 shares of the fund, representing 7% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price Developing Technologies Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Developing Technologies Fund, Inc. (the "Fund") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and by agreement to the underlying ownership records for T. Rowe Price Government Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 12, 2007

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board of Directors elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); "inside" or "interested" directors are officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and Directorships of
Year Elected *	Other Public Companies

Jeremiah E. Casey	Director, Allfirst Financial Inc. (previously First Maryland Bankcorp)
(1940)	(1983 to 2002); Director, National Life Insurance (2001 to 2005);
2005	Director, The Rouse Company, real estate developers (1990 to 2004)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Vornado Real Estate Investment Trust (3/04 to
2001	present); Director, Mercantile Bankshares (4/03 to present); Member,
Advisory Board, Deutsche Bank North America (2004 to present);
Director, Chairman of the Board, and Chief Executive Officer, The
Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, President, and Chief Executive Officer,
2000	The Haven Group, a custom manufacturer of modular homes
(1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corp., Golden Star Resources Ltd. (5/92 to pres-
2000	ent), and Pacific Rim Mining Corp. (2/02 to present)

Karen N. Horn	Director, Federal National Mortgage Association (9/06 to present);
(1943)	Managing Director and President, Global Private Client Services,
2003	Marsh Inc. (1999 to 2003); Director, Georgia Pacific (5/04 to
12/05), Eli Lilly and Company, and Simon Property Group

Theo C. Rodgers	President, A&R Development Corporation
(1941)
2005
John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.
2001
* Each independent director oversees 115 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price and T. Rowe Price Group,
(1956)	Inc.; Chairman of the Board, Director, and President, T. Rowe Price
2006	Investment Services, Inc.; Chairman of the Board and Director,
[115]	T. Rowe Price International, Inc., T. Rowe Price Retirement Plan
Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price
Savings Bank; Director, T. Rowe Price Global Asset Management
Limited and T. Rowe Price Global Investment Services Limited; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe
(1955)	Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
2006	Trust Company
[62]

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Kennard W. Allen (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Developing Technologies Fund	Group, Inc.

Laurie M. Bertner (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Developing Technologies Fund	Group, Inc.

Christopher W. Carlson (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Developing Technologies Fund	Group, Inc.

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Developing Technologies Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

David J. Eiswert, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Developing Technologies Fund	Group, Inc.; formerly Analyst, Mellon Growth
Advisors and Fidelity Management and
Research (to 2003)

Henry M. Ellenbogen (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Developing Technologies Fund	Group, Inc.

Hugh M. Evans III, CFA (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Developing Technologies Fund	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Developing Technologies Fund	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Developing	T. Rowe Price; Vice President, T. Rowe Price
Technologies Fund	Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Developing Technologies Fund	Trust Company

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, Developing Technologies Fund	Investment Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust
Company; Vice President, T. Rowe Price,
T. Rowe Price Group, Inc., T. Rowe Price
International, Inc., and T. Rowe Price
Retirement Plan Services, Inc.
Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Developing Technologies Fund	T. Rowe Price Investment Services, Inc.

Jeffrey Rottinghaus, CPA (1970)	Vice President, T. Rowe Price and T. Rowe Price
President, Developing Technologies Fund	Group, Inc.

Michael F. Sola, CFA (1969)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Developing Technologies Fund	Group, Inc.

Joshua K. Spencer, CFA (1973)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Developing Technologies Fund	Group, Inc.; formerly Research Analyst and
Sector Fund Portfolio Manager, Fidelity
Investments (to 2004)

Chirag Vasavada (1972)	Vice President, T. Rowe Price; formerly Senior
Vice President, Developing Technologies Fund	Manager in the Corporate Strategy and
Development Group, Microsoft Corporation
(to 2005)

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Developing Technologies Fund

Wenhua Zhang, CFA, CPA (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Developing Technologies Fund	Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at
least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable for 2006, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. Reclassification from tax fees to audit fees of fiscal 2005 amounts related to the auditing of tax disclosures within the registrant’s annual financial statements has been made in order to conform to fiscal 2006 presentation. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,401,000 and $883,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds. Preceding fiscal year amount reflects the reclassification of tax fees described in (a) – (d) above.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Developing Technologies Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 16, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 16, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	February 16, 2007